UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive
Madison, WI 53711
(Address of principal executive offices) (Zip code)

Pamela M. Krill
Madison Covered Call & Equity Strategy Fund
550 Science Drive
  Madison, WI 53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  (608) 274-0300

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 - December 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

December 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Madison Covered Call & Equity Strategy Fund (the “Fund”)1. This report covers the Fund’s performance for the annual fiscal period ended December 31, 2012.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the year ending December 31, 2012, the Fund provided a total return based on market price of 11.80% and a total return based on NAV of 8.31%. As of December 31, 2012, the Fund’s market price discount to the NAV was 11.7%, narrowing from a 13.6% discount at the beginning of the year. In mid-November 2012, the discount was at its narrowest level at 7.9%. The Fund distributed $0.72 per share for the full year. Using year-end values, the Fund’s distribution rate was 8.3% on NAV or 9.4% on market price. The Fund anticipates that a significant portion of the distributions paid by the Fund will consist of return of capital. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund’s investment manager, selling at reasonable prices in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund’s portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its investments in equity securities of large capitalization issuers that meet the investment manager’s selection criteria.

The Fund announced on December 21, 2012 that its shareholders had approved the Fund’s Board of Trustees recommendation to appoint Madison Asset Management, LLC (“Madison”), a wholly owned subsidiary of Madison Investment Holdings, Inc., as the sole investment adviser to the Fund, effective at the close of business on December 31, 2012. Additionally, a new Service Agreement was executed with Madison effective January 1, 2013. Prior to the close of business on December 31, 2012, Guggenheim Funds Investment Advisors, LLC (“GFIA”), a subsidiary of Guggenheim Partners, LLC, served as the Fund’s investment adviser and Madison served as the Fund’s investment manager. No change in Investment Strategies or style is expected to occur as a result of the appointment of Madison as Investment Adviser.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 27 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2012, we encourage you to read the Questions & Answers section of the report, which begins on page 3.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.madisonfunds.com.

Sincerely,

Ray Di Bernardo
Portfolio Manager
Madison Covered Call & Equity Strategy Fund

January 31, 2013

1	Effective after the close of business on December 31, 2012, the name of the Fund changed to Madison Covered Call & Equity Strategy Fund from Madison/Claymore Covered Call & Equity Strategy Fund.

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QUESTIONS & ANSWERS	December 31, 2012

Madison Asset Management, LLC (“Madison”) is pleased to address the Madison Covered Call & Equity Strategy Fund (f/k/a Madison/Claymore Covered Call & Equity Strategy Fund) (the “Fund”) for the annual fiscal period ended December 31, 2012. Madison, a subsidiary of Madison Investment Holdings, Inc., together with its affiliates, manages approximately $15 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2012.

What are the Fund’s investment objectives and how does Madison’s investment strategy seek to achieve them?
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of Madison, selling at reasonable prices in relation to their long-term earnings growth rates. The Fund may also invest in midcap stocks. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Frank E. Burgess, founder of Madison and Madison Investment Holdings, Inc., and Ray Di Bernardo, Portfolio Manager and Vice President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the Fund.

What happened in the market during 2012?
The old adage that markets climb “a wall of worry” was demonstrated by domestic and international stock markets in 2012. Despite signs of sluggish economic growth in the U.S., a recession in Europe, and slowing growth in the emerging markets, investors were well rewarded for holding stocks. The domestic stock market, as measured by the S&P 500, was up 16.0%, while the broad international market, as measured by the MSCI EAFE Index, advanced 17.9%. The Russell Emerging Markets Index advanced 19.2%, and even investors in Europe found enough good news in the midst of a still-uncertain sovereign debt crisis to push stock valuations up strongly. The Morningstar Europe Stock Category showed mutual funds specializing in this region up 20.9% for the year. The single largest reason for these positive returns was the continued, unprecedented stimulus from the Federal Reserve and central banks around the world.

Despite the impressive returns in the broad indices, stocks were not uniformly positive for the year, with a wide disparity of returns among U.S. sectors. The Utilities sector trailed with a loss of -2.9%, while the Financials sector led the market with a 26.3% return, followed by the Consumer Discretionary sector, with a 21.9% return. In general, more economically sensitive and lower-quality stocks rallied, while the more defensive sectors such as Utilities and Consumer Staples lagged the broader market. Lower demand and increased energy production, particularly in domestic natural gas, dampened commodity returns, with the S&P Energy Sector up just 2.3% for the year. In general, small and mid cap stocks advanced in the same range as large stocks, while value stocks had a slight advantage over similarly sized stocks classified as growth.

While start-to-finish investment returns were heartening to investors, the journey was uneven. Headlines seemed to provide an endless stream of uncertainties from around the world. The most potent of these influences was the sovereign debt crisis in Europe. Worries over the possible default of debt by the most economically troubled countries in southern Europe took the steam out of the year’s first quarter rally, as the S&P 500 dipped -9.6% between April 2 and June 1. Over the summer months perceived progress on resolving Greece’s debt crisis fueled a rally. The S&P rose 15.4% between June 1 and September 14, as confidence rose for a positive resolution, supported by European Central bank President Mario Draghi’s July statement that he would do “whatever it takes” to hold the eurozone together. As the year progressed, the nation’s attention turned away from Europe to the presidential election, and only late in the period did investors begin to focus on the so-called fiscal cliff. The January 2013 deadline for automatic shifts to higher taxes and lower spending was partially fended off with a late-December, last-minute compromise which came too late to make up for year-end stock market losses which resulted from the nervousness regarding the pending fiscal cliff.

Equity market volatility, as measured by the CBOE Market Volatility Index (VIX), trended lower for most of the year with the exception of relatively short upswings during the April/May market retreat and the year-end fiscal cliff uncertainty. During the late summer, volatility reached multi-year lows resulting in sub-optimal option pricing.

How did the fund perform given the marketplace conditions during 2012?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the year ended December 31, 2012, the Fund provided a total return based on market price of 11.80% and a total return based on NAV of 8.31%. As of December 31, 2012, the Fund’s market price discount to the NAV was 11.7%, narrowing from a 13.6% discount at the beginning of the year. In mid-November, the discount was at its narrowest level at 7.9%. The Fund distributed $0.72 per share for the full year, on par with the 2011 distribution level. The majority of the distribution this year was a return of capital. However, we earned $0.70 from investment operations as our NAV slightly deceased from $8.65 to $8.63. Using year-end values, the Fund’s distribution rate was 8.3% on NAV or 9.4% on market price.

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QUESTIONS & ANSWERS continued	December 31, 2012

For comparison, the S&P 500 Index returned 16.0% for the year and the CBOE S&P 500 BuyWrite Index (BXM) returned 5.2%.

Typically, a covered call strategy will lag the overall market during periods of strong upward movement in stock prices, as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. This certainly impacted the Fund’s ability to keep up with the S&P 500’s strong returns over the past 12 months. The Fund, however, outperformed the CBOE S&P 500 BuyWrite Index (BXM) by over 300 basis points. The BXM Index is a representation of a passive covered call strategy on the S&P 500.

The strong full year performance of the S&P 500 was fairly narrowly driven, with only three of the index’s ten sectors outperforming: namely, Financials, Consumer Discretionary and Health Care. Within the Financials sector, the Fund benefitted by being overweight for the majority of the year and only moving to a small underweight position at year-end, as individual holdings were either sold or assigned via option expiration following strong performance. Similarly, the Fund benefited from its steady overweight position in the Health Care sector, although the impact wasn’t as pronounced, since the sector was driven by a strong rebound in “big Pharma” stocks, which were underrepresented in the Fund. Within the Consumer Discretionary sector, the Fund was overweight for the first half of the year and moved to a small underweight position as holdings were called away. The Fund also benefitted from having no exposure to the Utilities, Consumer Staples and Telecommunications sectors, which were among the worst-performing areas of the market for the full year. The Energy sector was also an area of general weakness for the market with the noted exception of the refining sub-sector. The Fund’s below-market exposure to the Energy sector was a positive; however, performance of the Fund’s individual energy holdings lagged the overall sector returns. With respect to cash levels, a rising stock market typically results in a high level of stock assignments, which can occur when a holding’s market price moves above the call option’s strike price. A high level of assignments will lead to higher cash levels until the cash is reinvested into other appropriate equity holdings. During 2012, assignment activity was relatively high given the stock market’s strong advance; however, the Fund’s cash level was kept below 10% for most of the year, minimizing the negative impact of holding cash balances in a rising market. The cash level closed the year at 10%.

Individual stock performance was mixed during the year. Many financial holdings performed very well, rebounding from a poor 2011. Technology holdings were bifurcated with many software holdings performing strongly but hardware or defense technology performing poorly. The Fund’s energy holdings underperformed, as the focus on exploration and production companies missed the mark, as refiners and large integrated companies performed better. The Fund believes that its energy holdings are very high quality and the Fund continues to believe in the long-term potential of the holdings despite the poor short-term performance. Consumer Discretionary holdings also provided varied returns, as certain areas of consumer spending, such as home improvement, showed strength while general consumer spending trends remain challenged, affecting big box and specialty retailers. Within the Fund’s Health Care holdings, biotechnology-related stocks performed very well while medical device companies lagged slightly.

Describe the Fund’s portfolio equity and option structure:
As of December 31, 2012, the Fund held 46 equity securities and unexpired covered call options had been written against 72.7% of the Fund’s stock holdings. During 2012, the Fund generated premiums of $13.9 million from its covered call writing activities. It is the strategy of the Fund to write “out-of-the-money” call options; as of December 31, 2012, 60.2% of the Fund’s call options (50 of 83 different options) remained “out-of-the-money”. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The Fund’s managers have also begun writing options “closer-to-the-money” in order to capture higher premium income and provide the Fund added protection from a reversal in the market’s most recent upward trend. The Fund can, on a limited basis, write (sell) put options on existing equity positions, which provides an opportunity to add to an existing holding at a lower price while collecting additional option premium. As of year-end, the Fund had five short put positions, the notional value of which represented 4.6% of the fund’s total assets.

Which sectors are prevalent in the Fund?
From a sector perspective, the Fund’s largest exposure as of December 31, 2012, was to the Information Technology (and technology-related) sector, followed by Health Care, Financials, Consumer Discretionary and Energy. The Fund had no representation in the Consumer Staples, Telecommunications Services or Utilities sectors as of year-end.

Discuss the Fund’s security and option selection process:
Fundamental analysis is used to select what Madison believes to be solid companies with good growth prospects and attractive valuations. Madison then seeks attractive call options to write on those stocks. Madison seeks to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, Madison focuses on the fundamental businesses of their companies. The stock selection philosophy seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, Madison believes they can bring elements of consistency, stability and predictability to their shareholders.

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QUESTIONS & ANSWERS continued	December 31, 2012

Once attractive and solid names are selected for the Fund, a call writing strategy is employed. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of Madison’s overall philosophy and investment process. The primary means for managing risk are as follows:

1.
Focus on the underlying security. Madison’s bottom-up stock selection process is geared toward investing in companies it believes have strong fundamentals, including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and Madison’s “growth-at-a-reasonable-price (GARP)” philosophy is specifically tuned to such valuation discipline.

2.
Active covered call writing. Madison actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on Madison’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, Madison may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums, which would help defend against a market reversal. Madison may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, Madison may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, Madison may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

3.
Cash management and timing. Generally, Madison believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios, as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment, which would increase the Fund’s cash position following a period of very strong stock performance. Given Madison’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher-than-normal cash levels; however, it is Madison’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

What is the management’s outlook for the market and Fund in 2013?
While optimism prevailed in 2012, our perspective suggests that the market may be overlooking the wide variety of risks that remain unresolved. These include worldwide credit issues, the upcoming battle over the domestic debt ceiling, and the possibility that the Federal Reserve’s long-standing policy of low rates may shift to higher rates. A sure sign that the “risk on” trade prevailed in 2012 was the rally in the stocks of speculative and highly leveraged companies, matched in the bond market by the preference for long-term and low-quality issuance. This risk awareness shouldn’t suggest that we recommend shifting sensible asset allocation strategies. Instead, we believe investors should consider rebalancing portfolios and examining the underlying risks of their holdings. In stocks, we remain convinced that fundamentals continue to count, and investors will be best served by owning solid companies with the ability to produce strong results in all kinds of environments.

Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

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QUESTIONS & ANSWERS continued	December 31, 2012

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Russell Emerging Markets Index is an index which measures equity market performance in the global emerging markets.

Morningstar Europe Stock Category is Europe-stock portfolios which invest at least 70% of total assets in equities and invest at least 75% of stock assets in Europe. Most of these portfolios emphasize the region’s larger and more developed markets, including Britain, the Netherlands, Germany, France, and Switzerland. Many also invest in the region’s smaller markets, including the emerging markets of eastern Europe. The Morningstar Category™ classifications were introduced in 1996 to help investors make meaningful comparisons between mutual funds. The 108 categories map into nine broad asset classes (U.S. stock, sector stock, balanced, international stock, alternative, commodities, taxable bond, municipal bond, and money market).

RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of Madison only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk: The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.

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QUESTIONS & ANSWERS continued	December 31, 2012

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist.

Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. Madison does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

In addition to the risks described above, the Fund is also subject to the following risks which are described in the Fund’s prospectus: Investment Risk, Not a Complete Investment Program, Limitation on Option Writing Risk, Income Risk, Derivatives Risk, Illiquid Securities Risk, Market Discount Risk, Other Investment Companies, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Please see www.madisonfunds.com for a more detailed discussion about Fund risks and considerations.

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FUND SUMMARY (Unaudited)	December 31, 2012

Fund Statistics
Share Price	$7.62
Common Share Net Asset Value	$8.63
Premium/(Discount) to NAV	-11.70%
Net Assets ($000)	$166,305

Total Returns
(Inception 7/28/04)	Market	NAV
One Year	11.80%	8.31%
Three Year - average annual	3.60%	4.39%
Five Year - average annual	2.07%	0.70%
Since Inception - average annual	1.49%	2.77%

Sector Breakdown*	% of Long-Term Investments
Information Technology	32.6%
Health Care	21.9%
Financials	15.4%
Consumer Discretionary	10.2%
Energy	10.0%
Materials	4.5%
Industrials	4.4%
Exchange Traded Fund	1.0%

Top Ten Holdings	% of Long-Term Investments
Google, Inc., Class A	5.5%
Mylan, Inc.	4.5%
State Street Corp.	4.4%
Morgan Stanley	3.9%
Cisco Systems, Inc.	3.3%
UnitedHealth Group, Inc.	3.3%
Teva Pharmaceutical Industries Ltd., ADR	3.3%
NIKE, Inc., Class B	3.1%
Apache Corp.	3.0%
Schlumberger, Ltd.	2.8%

Sectors and holdings are subject to change daily. For more current information, please visit www.madisonfunds.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

*Securities are classified by sectors that represent broad groupings of related industries.

Portfolio Composition	% of Net Assets
Common Stocks	88.2%
Exchange Traded Fund	0.9%
Short-Term Investments	14.8%
Options Written	-3.8%
Other**	-0.1%
Net Assets	100.0%

**  Represents other assets less liabilities.

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PORTFOLIO OF INVESTMENTS	December 31, 2012

Number of Shares	Description	Value

	Long-Term Investments – 89.1%
	Common Stocks – 88.2%
	Consumer Discretionary – 9.0%
43,000	Bed Bath & Beyond, Inc.(a)(b)	$2,404,130
201,000	Best Buy Co., Inc.(b)	2,381,850
20,000	Kohl’s Corp.(b)	859,600
89,600	NIKE, Inc., Class B(b)	4,623,360
160,000	Staples, Inc.	1,824,000
50,000	Target Corp.(b)	2,958,500
		15,051,440

	Energy – 9.0%
57,500	Apache Corp.(b)	4,513,750
75,000	Canadian Natural Resources, Ltd. (Canada)(b)	2,165,250
30,000	Occidental Petroleum Corp.(b)	2,298,300
90,000	Petroleo Brasileiro SA, ADR (Brazil)(b)	1,752,300
60,000	Schlumberger, Ltd. (Curacao)(b)	4,157,400
		14,887,000

	Financials – 13.7%
169,200	Bank of America Corp.(b)	1,962,720
30,000	Goldman Sachs Group, Inc.(b)	3,826,800
300,000	Morgan Stanley(b)	5,736,000
140,000	State Street Corp.(b)	6,581,400
20,000	T Rowe Price Group, Inc.(b)	1,302,600
100,000	Wells Fargo & Co.(b)	3,418,000
		22,827,520

	Health Care – 19.5%
50,000	Celgene Corp.(a)(b)	3,936,000
60,000	Community Health Systems, Inc.	1,844,400
240,000	Mylan, Inc.(a)(b)	6,595,200
85,000	St. Jude Medical, Inc.(b)	3,071,900
65,000	Stryker Corp.(b)	3,563,300
130,000	Teva Pharmaceutical Industries, Ltd., ADR (Israel)(b)	4,854,200
90,000	UnitedHealth Group, Inc.(b)	4,881,600
55,700	Zimmer Holdings, Inc.(b)	3,712,962
		32,459,562

	Industrials – 3.9%
42,000	Expeditors International of Washington, Inc.(b)	1,661,100
70,000	Jacobs Engineering Group, Inc.(a)(b)	2,979,900
30,000	Norfolk Southern Corp.(b)	1,855,200
		6,496,200

	Information Technology – 29.1%
69,000	Adobe Systems, Inc.(a)(b)	2,599,920
6,000	Apple, Inc.(b)	3,198,180
160,000	Applied Materials, Inc.(b)	1,830,400
50,000	Check Point Software Technologies Ltd. (Israel)(a)(b)	2,382,000

See notes to financial statements.
MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Number of Shares	Description	Value
	Information Technology continued
250,000	Cisco Systems, Inc.(b)	$4,912,500
130,000	EMC Corp.(a)(b)	3,289,000
75,000	Facebook, Inc., Class A(a)(b)	1,997,250
260,000	Flextronics International, Ltd. (Singapore)(a)(b)	1,614,600
130,000	FLIR Systems, Inc.(b)	2,900,300
11,500	Google, Inc., Class A(a)(b)	8,157,755
120,000	Microsoft Corp.(b)	3,207,600
115,000	Nuance Communications, Inc.(a)(b)	2,566,800
110,000	Oracle Corp.(b)	3,665,200
190,000	Symantec Corp.(a)(b)	3,573,900
124,000	Yahoo!, Inc.(a)(b)	2,467,600
		48,363,005

	Materials – 4.0%
110,000	Freeport-McMoRan Copper & Gold, Inc.(b)	3,762,000
50,000	Mosaic Co.(b)	2,831,500
		6,593,500

	Total Common Stocks – 88.2%
	(Cost $157,486,685)	146,678,227

	Exchange Traded Fund – 0.9%
10,000	SPDR S&P 500 ETF Trust(b)
	(Cost $1,372,512)	1,425,200

	Total Long-Term Investments – 89.1%
	(Cost $158,859,197)	148,103,427

	Short-Term Investments – 14.8%
	Money Market Fund – 9.6%
15,931,823	Invesco Liquid Assets Money Market Fund
	(Cost $15,931,823)	15,931,823

Principal Amount	Description	Value
	U.S. Government – 5.2%
$3,275,000	U.S. Treasury Bill, 0.10%, 02/14/13(c)	3,274,596
5,450,000	U.S. Treasury Bill, 0.10%, 02/21/13(c)	5,449,218
	(Cost $8,723,814)	8,723,814

	Total Short-Term Investments – 14.8%
	(Cost $24,655,637)	24,655,637

	Total Investments – 103.9%
	(Cost $183,514,834)	172,759,064
	Liabilities in excess of Other Assets – (0.1%)	(121,156)
	Total Value of Options Written – (3.8%) (Premiums received $6,045,955)	(6,332,522)
	Net Assets – 100.0%	$166,305,386

ADR – American Depositary Receipt

SA – Corporation

(a)	Non-income producing security.

(b)	All or a portion of this security position represents cover (directly or through conversion rights) for outstanding call options written.

(c)	All or a portion of this security is segregated as collateral for put options written. As of December 31, 2012, the total amount segregated was $8,723,814.

See notes to financial statements.
10 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Month	Exercise Price	Value
300	Adobe Systems, Inc.	January 2013	$34.00	$(114,000)
390	Adobe Systems, Inc.	April 2013	35.00	(150,150)
200	Apache Corp.	January 2013	95.00	(200)
75	Apache Corp.	April 2013	87.50	(11,437)
300	Apache Corp.	April 2013	95.00	(14,550)
40	Apple, Inc.	February 2013	700.00	(4,200)
500	Applied Materials, Inc.	January 2013	11.00	(27,250)
500	Applied Materials, Inc.	April 2013	11.00	(44,750)
400	Applied Materials, Inc.	April 2013	12.00	(15,800)
500	Bank of America Corp.	March 2013	12.00	(31,000)
500	Bank of America Corp.	May 2013	12.00	(45,500)
430	Bed Bath & Beyond, Inc.	February 2013	62.50	(10,320)
1,000	Best Buy Co., Inc.	March 2013	16.00	(40,000)
200	Canadian Natural Resources, Ltd.	March 2013	29.00	(32,000)
300	Canadian Natural Resources, Ltd.	March 2013	30.00	(33,000)
200	Celgene Corp.	January 2013	67.50	(226,500)
300	Celgene Corp.	January 2013	70.00	(267,000)
200	Check Point Software Technologies, Ltd.	April 2013	46.00	(80,000)
300	Check Point Software Technologies, Ltd.	April 2013	48.00	(86,250)
500	Cisco Systems, Inc.	January 2013	17.50	(109,750)
500	Cisco Systems, Inc.	March 2013	20.00	(40,500)
1,000	Cisco Systems, Inc.	April 2013	18.00	(214,500)
700	EMC Corp.	April 2013	25.00	(115,850)
300	EMC Corp.	April 2013	26.00	(34,800)
200	Expeditors International of Washington, Inc.	January 2013	37.50	(45,000)
220	Expeditors International of Washington, Inc.	May 2013	40.00	(50,050)
450	Facebook, Inc.	January 2013	24.00	(130,500)
300	Facebook, Inc.	March 2013	30.00	(37,500)
2,000	Flextronics International, Ltd.	January 2013	7.50	(2,000)
400	FLIR Systems, Inc.	January 2013	20.00	(92,000)
300	FLIR Systems, Inc.	April 2013	20.00	(80,250)
400	Freeport-McMoRan Copper & Gold, Inc.	February 2013	43.00	(1,200)
300	Goldman Sachs Group, Inc.	April 2013	130.00	(212,250)
55	Google, Inc.	January 2013	710.00	(98,450)
60	Google, Inc.	March 2013	700.00	(228,300)
400	Jacobs Engineering Group, Inc.	April 2013	41.00	(134,000)
300	Jacobs Engineering Group, Inc.	April 2013	43.00	(65,250)
200	Kohl’s Corp.	April 2013	55.00	(2,000)
300	Microsoft Corp.	January 2013	31.00	(450)
300	Microsoft Corp.	February 2013	30.00	(2,250)
700	Morgan Stanley	January 2013	17.50	(126,000)
700	Morgan Stanley	April 2013	18.00	(151,900)
700	Morgan Stanley	April 2013	19.00	(111,650)
300	Mosaic Co.	March 2013	57.50	(68,400)
500	Mylan, Inc.	April 2013	25.00	(156,250)
500	Mylan, Inc.	April 2013	26.00	(119,500)
496	NIKE, Inc.	January 2013	46.25	(274,040)
400	NIKE, Inc.	April 2013	47.50	(214,000)
300	Norfolk Southern Corp.	March 2013	62.50	(58,500)
400	Nuance Communications, Inc.	January 2013	24.00	(5,000)

See notes to financial statements.
MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS continued	December 31, 2012

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Month	Exercise Price	Value
750	Nuance Communications, Inc.	April 2013	$24.00	$(78,750)
150	Occidental Petroleum Corp.	January 2013	82.50	(2,175)
150	Occidental Petroleum Corp.	February 2013	82.50	(10,725)
600	Oracle Corp.	March 2013	33.00	(91,500)
300	Oracle Corp.	March 2013	34.00	(30,150)
500	Petroleo Brasileiro SA	April 2013	23.00	(17,500)
300	Schlumberger, Ltd.	March 2013	72.50	(59,400)
100	SPDR S&P 500 ETF Trust	February 2013	140.00	(50,550)
200	St. Jude Medical, Inc.	February 2013	37.00	(23,000)
250	St. Jude Medical, Inc.	April 2013	40.00	(20,000)
300	St. Jude Medical, Inc.	April 2013	42.00	(13,500)
400	State Street Corp.	May 2013	46.00	(143,000)
250	Stryker Corp.	June 2013	55.00	(70,625)
200	Stryker Corp.	June 2013	57.50	(34,000)
1,200	Symantec Corp.	January 2013	20.00	(15,600)
200	Symantec Corp.	April 2013	20.00	(17,300)
200	T Rowe Price Group, Inc.	January 2013	64.00	(39,000)
300	Target Corp.	January 2013	60.00	(22,200)
200	Target Corp.	April 2013	65.00	(11,300)
100	Teva Pharmaceutical Industries Ltd.	January 2013	45.00	(250)
300	Teva Pharmaceutical Industries Ltd.	March 2013	37.50	(40,950)
300	UnitedHealth Group, Inc.	March 2013	55.00	(54,150)
500	Wells Fargo & Co.	April 2013	35.00	(70,250)
250	Wells Fargo & Co.	April 2013	37.00	(17,000)
600	Yahoo!, Inc.	April 2013	18.00	(141,900)
600	Yahoo!, Inc.	April 2013	20.00	(69,300)
300	Zimmer Holdings, Inc.	March 2013	65.00	(108,000)
200	Zimmer Holdings, Inc.	June 2013	65.00	(97,000)

	Total Value of Call Options Written
	(Premiums received $5,619,780)			(5,565,072)

	Put Options Written
40	Apple, Inc.	February 2013	675.00	(583,000)
430	Bed Bath & Beyond, Inc.	February 2013	57.50	(122,550)
400	EMC Corp.	April 2013	23.00	(26,200)
300	Microsoft Corp.	February 2013	27.00	(30,900)
400	Symantec Corp.	January 2013	17.50	(4,800)

	Total Value of Put Options Written
	(Premiums received $426,175)			(767,450)

	Total Value of Options Written
	(Premiums received $6,045,955)			$(6,332,522)

See notes to financial statements.
12 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2012

Assets
Investments, at value (cost $183,514,834)	$172,759,064
Cash	1,759,482
Dividends and interest receivable	114,107
Receivable for investments sold	57,767
Other assets	4,585
Total assets	174,695,005

Liabilities
Options written, at value (premiums received of $6,045,955)	6,332,522
Payable for investments purchased	1,789,027
Investment advisory fee payable	62,981
Investment management fee payable	62,981
Administration fee payable	3,849
Fund accounting fee payable	3,654
Accrued expenses	134,605
Total liabilities	8,389,619

Net Assets	$166,305,386
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	231,188,826
Accumulated net realized loss on investments and options	(54,033,787)
Net unrealized depreciation on investments and options	(11,042,337)
Net Assets	$166,305,386
Net Asset Value (based on 19,268,423 common shares outstanding)	$8.63

See notes to financial statements.
MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 13

STATEMENT OF OPERATIONS For the year ended December 31, 2012	December 31, 2012

Investment Income
Dividends (net of foreign withholding taxes of $5,628)	$2,096,391
Interest	9,356
Total income		$2,105,747

Expenses
Investment advisory fee	848,483
Investment management fee	848,483
Professional fees	333,016
Trustees’ fees and expenses	126,623
Printing expenses	62,925
Administrative fee	46,667
Fund accounting fee	44,296
Custodian fee	44,919
Line of credit fees	21,181
NYSE listing fee	23,466
Transfer agent fee	18,403
Insurance	17,353
Miscellaneous	27,317
Total expenses		2,463,132
Investment advisory and investment management fees waived		(111,319)
Net expenses		2,351,813
Net investment loss		(246,066)

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		(9,212,066)
Options		9,144,116
Net change in unrealized appreciation (depreciation) on:
Investments		16,904,990
Options		(3,176,425)
Net realized and unrealized gain (loss) on investments and options		13,660,615
Net Increase in Net Assets Resulting from Operations		$13,414,549

See notes to financial statements.
14 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	December 31, 2012

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations
Net investment loss	$(246,066)	$(589,029)
Net realized gain (loss) on investments and options	(67,950)	14,046,415
Net change in unrealized appreciation (depreciation) on investments and options	13,728,565	(21,244,931)
Net increase (decrease) in net assets resulting from operations	13,414,549	(7,787,545)

Distributions to Shareholders
From and in excess of net investment income	(146,454)	(13,481,377)
Return of capital	(13,726,810)	(391,888)
Total distributions to shareholders	(13,873,264)	(13,873,265)
Total decrease in net assets	(458,715)	(21,660,810)

Net Assets:
Beginning of period	166,764,101	188,424,911
End of period (including distributions in excess of net investment income
of $0 and $0, respectively)	$166,305,386	$166,764,101

See notes to financial statements.
MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 15

FINANCIAL HIGHLIGHTS	December 31, 2012

Per share operating performance for a common share outstanding throughout the period	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
Net asset value, beginning of period	$8.65		$9.78		$9.62		$7.64		$13.02
Investment operations
Net investment income (loss) (a)	(0.01)		(0.03)		(0.05)		(0.05)		—
Net realized and unrealized gain (loss) on investments and options	0.71		(0.38)		0.93		2.83		(4.20)
Total from investment operations	0.70		(0.41)		0.88		2.78		(4.20)
Distributions to shareholders
From and in excess of net investment income	(0.01)		(0.70)		—		(0.80)		(1.18)
Return of capital	(0.71)		(0.02)		(0.72)		0.00	*	—
Total distributions to shareholders	(0.72)		(0.72)		(0.72)		(0.80)		(1.18)
Net asset value, end of period	$8.63		$8.65		$9.78		$9.62		$7.64
Market value, end of period	$7.62		$7.47		$9.05		$8.89		$6.21
Total investment return (b)
Net asset value	8.31%		–4.37%		9.84%		39.00%		–34.53%
Market value	11.80%		–9.99%		10.49%		61.01%		–38.12%

Ratios and supplemental data
Net assets end of period (thousands)	$166,305		$166,764		$188,425		$185,393		$147,239
Ratios to Average Net Assets:
Net operating expense ratio, including fee waivers	1.39	%(c)	1.36	%(c)	1.31	%(c)	1.42	%(c)	1.36%
Interest expense	N/A		N/A		N/A		0.20%		0.26%
Total net expense ratio	1.39	%(c)	1.36	%(c)	1.31	%(c)	1.62	%(c)	1.62%
Gross operating expense ratio, excluding fee waivers	1.45	%(c)	1.36	%(c)	1.31	%(c)	1.42	%(c)	1.36%
Interest expense	N/A		N/A		N/A		0.20%		0.26%
Total gross expense ratio	1.45	%(c)	1.36	%(c)	1.31	%(c)	1.62	%(c)	1.62%
Net investment income (loss) ratio	–0.15%		–0.33%		–0.56%		–0.57%		0.04%
Net investment income (loss) ratio, excluding fee waiver	–0.21%		–0.33%		–0.56%		–0.57%		0.04%
Portfolio Turnover	61%		68%		60%		14%		33%
Senior Indebtedness:
Total borrowings outstanding (in thousands)	N/A		N/A		N/A		N/A		$24,000
Asset coverage per $1,000 of indebtedness (d)	N/A		N/A		N/A		N/A		$7,135

*	Amount is less than $0.01

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.01% for the year ended December 31, 2012, 0.02% for the year ended December 31, 2011 and 0.01% for the years ended December 31, 2010 and December 31, 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.
16 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2012

Note 1 – Organization:
Effective after the close of business on December 31,2012, the Madison/Claymore Covered Call & Equity Strategy Fund announced that its name had changed to Madison Covered Call & Equity Strategy Fund. Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

On December 21, 2012, the Fund announced that its shareholders had approved the recommendation of the Board of Trustees of the Fund (the “Board of Trustees”) to terminate the investment advisory agreement between the Fund and Guggenheim Funds Investment Advisors, LLC and appoint Madison Asset Management, LLC (“Madison” or “MAM”) as the sole investment adviser to the Fund effective after the close of business on December 31, 2012.

Additionally, a new Service Agreement was executed with Madison effective January 1, 2013. As a result of this change, the fund administrator and custodian changed to State Street Global Services effective January 1, 2013.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of Madison, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in accordance with procedures established in good faith by management and approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued using the mean of the closing bid and asked prices for such securities or, if prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

pricing providers who employ models using various observable market inputs. The Fund did not have any Level 3 securities during the year ended December 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2012.

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Common Stocks	$146,678	$—	$—	$146,678
Exchange Traded Fund	1,425	—	—	1,425
Money Market Fund	15,932	—	—	15,932
U.S. Government	—	8,724	—	8,724
Total	$164,035	$8,724	$—	$172,759
Liabilities:
Written options	$6,333	$—	$—	$6,333
Total	$6,333	$—	$—	$6,333

There were no transfers between levels for the year ended December 31, 2012. As of and during the year ended December 31, 2012, the Fund did not hold securities deemed as Level 3.

In December 2011, the International Accounting Standards Board (“IASB”) and the Financial Accounting Standards Board (“FASB”) Issued ASU 2011-11 “Disclosures about Offsetting Assets And Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IRFS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Madison is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. In addition to its covered call strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the writing (selling) of both put options and call options on certain of the common stocks in the Fund’s portfolio. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to shareholders. For the year ended December 31, 2012, 99% of the distributions were considered return of capital for federal income tax purposes.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:
Pursuant to the prior Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA”) that was effective through the close of business on December 31, 2012, GFIA furnished offices, necessary facilities and equipment; provided certain administrative services; oversaw the activities of Madison; and provided personnel, including certain officers required for the Fund’s administrative management and compensated the officers or trustees of the Fund who are affiliates of GFIA. As compensation for these services, the Fund paid GFIA a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

18 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Pursuant to the prior Investment Management Agreement among the Fund, GFIA and Madison that was effective through the close of business on December 31, 2012, Madison, under the supervision of the Board of Trustees and GFIA, provided a continuous investment program for the Fund’s portfolio; provided investment research and made and executed recommendations for the purchase and sale of securities; and provided certain facilities and personnel, including officers required for the Fund’s administrative management and paid the compensation of all officers, as applicable, and the trustee of the Fund who are Madison’s affiliates. As compensation for these services, the Fund paid Madison a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

The Fund entered into agreements with each of GFIA and Madison to waive a portion of the investment advisory and investment management fees to which the Fund would otherwise be subject (the “Waiver Agreements”). Effective May 1, 2012 through December 31, 2012, GFIA and Madison waived a portion of the investment advisory fee and investment management fee otherwise payable to each respective adviser under the advisory agreements to the extent necessary so that the annual investment advisory fee and investment management fee were each equal to 0.45% of the average daily value of the Fund’s Managed Assets. The terms of the prior Investment Advisory Agreement and the Investment Management Agreement were not otherwise affected, modified or terminated by the Waiver Agreements.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of GFIA or Madison. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under separate Fund Administration and Fund Accounting agreements, effective through the close of business on December 31, 2012, GFIA provided fund administration services and Madison provided fund accounting services to the Fund. GFIA received a fund administration fee, payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

Madison receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by Madison. The fund accounting fee is allocated on a prorated basis based on the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2012, the following reclassification was made to the capital accounts of the Fund, to reflect permanent book and tax differences relating to a net operating loss. Net investment income, net realized gains and net assets were not affected by these changes.

Additional paid-in capital	Accumulated net realized loss on investments and options	Accumulated undistributed net investment income
$ (392,520)	$ –	$ 392,520

Information on the tax components of investments as of December 31, 2012, is as follows:

Undistributed
Cost of			Net Tax	Net Tax		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized		Gain/(Accumulated)
for Tax	Unrealized	Unrealized	Depreciation on	Depreciation	Undistributed	Capital Loss
Purposes	Appreciation	Depreciation	Investments	on Derivatives	Ordinary Income	and Other
$183,759,330	$ 8,793,428	$ (19,793,694)	$ (11,000,266)	$ (286,567)	$ –	$ (53,789,291

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s net taxable year. The fund incurred $6,346 of capital losses and will not elect to defer them.

As of December 31, 2012, for federal income tax purposes, the Fund anticipates utilizing $146,454 of capital loss carryforward (“CLCF”). The Fund had a remaining CLCF of $53,789,291 available to offset possible future capital gains, which is set to expire December 31, 2018. Per the Regulated Investment Company Modernization Act of 2010, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years prior to December 22, 2010; therefore, under circumstances, CLCF available as of the report date may expire unused.

For the years ended December 31, 2012 and 2011, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2012	2011
Ordinary income	$146,454	$13,481,377
Return of capital	13,726,810	391,888
	$13,873,264	$13,873,265

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $91,692,647 and $103,431,633, respectively.

Note 6 – Covered Call and Put Options:
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in written option contracts for the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	44,924	$9,336,591
Options written during the year	69,389	13,876,460
Options expired during the year	(31,512)	(6,565,565)
Options closed during the year	(25,278)	(4,874,617)
Options exercised during the year	(25,437)	(5,726,914)
Options outstanding, end of year	32,086	$6,045,955

20 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at December 31, 2012:

	Statement of Assets and Liabilities Presentation of Fair Values of Derivatives:
	(value in $000s)
	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk		–	Options written, at value	$6,333
Total		–		$6,333

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Effect of Derivative Instruments on the Statement of Operations:
(value in $000s)
	Amount of Net Realized Gain on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Primary Risk Exposure	Options	Options
Equity risk	$9,144	$ (3,176)
Total	$9,144	$ (3,176)

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding at December 31, 2012. There were no transactions in common shares during the years ended December 31, 2012 and December 31, 2011, including no shares issued in connection with the Fund’s dividend reinvestment plan.

Note 8 – Borrowings:
On April 30, 2008, the Fund entered into a revolving credit agreement with an approved counterparty, which provides for a revolving credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund’s total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.25% with a minimum annual rate of 3.00%. An unused commitment fee of 0.125% is charged on the difference between the $25,000,000 credit agreement and the amount borrowed, which is included in “Line of credit fees” on the Statement of Operations. For the year ended December 31, 2012, the Fund recognized expenses of approximately $21,181 for the unused commitment fees. The revolving credit agreement expired on July 31, 2012, and was not renewed. Prior to the expiration, there were no borrowings outstanding in connection with the Fund’s credit facility during the current fiscal year.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 10 – Discussion of Risks:
Please see the Fund’s original prospectus for a discussion of risks associated with investing in the Fund. While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Guggenheim Funds Investment Advisors, LLC (“GFIA”), the prior investment adviser to the Fund, entered into an agreement with Madison Asset Management, LLC (“Madison”), the prior investment manager to the Fund, pursuant to which after the close of business on December 31, 2012, Madison acquired GFIA’s management and administrative services business relating to the Fund and, became the Fund’s sole investment adviser, assuming GFIA’s rights and responsibilities under GFIA’s prior investment advisory agreement with the Fund. Shareholder approval of a new investment advisory agreement between the Fund and Madison was obtained at the shareholder meeting held on December 21, 2012.

22 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2012

The Board of Trustees and Shareholders of
Madison Covered Call & Equity Strategy Fund

We have audited the accompanying statement of assets and liabilities of Madison Covered Call & Equity Strategy Fund (formerly Madison/Claymore Covered Call & Equity Strategy Fund) (the Fund), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Covered Call & Equity Strategy Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2013

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 23

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2012

Federal Income Tax Information
The Fund recognized qualified dividend income of $2,085,998 during the fiscal year ended December 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,782,031 of investment income qualifies for the dividends-received deduction.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Results of Shareholder Votes
The Annual Meeting of the Shareholders of the Fund was held on December 21, 2012. Shareholders voted on the election of Class II Trustees and the approval of a new investment advisory agreement between the Fund and Madison Asset Management, LLC.

Voting results with respect to the election of Class II Trustees by shareholders are set forth below:

Name	# of Shares in Favor	# of Shares Withheld
Ronald A. Nyberg1	14,683,175	1,625,577
James R. Imhoff, Jr.	14,688,093	1,620,659

Voting results with respect to the approval of a new investment advisory agreement between the Fund and Madison Asset Management, LLC are set forth below:

# of Shares in Favor	# of Shares Against	# of Shares Abstained	# of Shares of Broker Non-Vote
8,903,175	1,285,700	191,520	5,928,357

1
Although Ronald A. Nyberg stood for re-election at the shareholder meeting, he, along with Randall C. Barnes, Ronald E. Toupin, Jr. and Frank E. Burgess, resigned when the new investment advisory agreement was approved by shareholders on December 21, 2012.

Trustees
The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

The Trustees of the Madison Covered Call & Equity Strategy Fund, as of December 31, 2012, and their principal occupations during the past five years are set forth below:

Name, Address, Year of Birth and Position(s) held with Registrant	Term of Office* and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Philip E. Blake Year of Birth: 1944 550 Science Drive Madison, WI 53718 Class I Trustee	Since 2012	Retired Investor. Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 – 2001. Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000.	43	Edgewood College, 2003 – Present; Chairman of the Board, 2010 – 2012 Nerites Corporation (technology company), 2004 – Present.
James R. Imhoff, Jr. Year of birth: 1944 5250 East Terrace Drive Madison, WI 53718 Class II Trustee	Since 2004	Chairman and CEO of First Weber Group (1996-present).	43	Director, Park Bank. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.
Lorence Wheeler Year of birth: 1938 135 Sunset Blvd. Tabernash, CO 80478 Class III Trustee	Since 2004	Retired. Formerly, President of Credit Union Benefits Services, Inc. (1986-1997) and Pension Specialist for CUNA Mutual Group (1997-2001).	43	Director, Grand Mountain Bank FSB. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Class I Trustees are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-Class II Trustees are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

-Class III Trustees are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

**
The fund complex consists of the Madison Covered Call & Equity Strategy Fund, the Madison Strategic Sector Premium Fund (a closed-end fund), Madison Funds (an open end fund family) with 13 portfolios, the Ultra Series Fund (an open end fund family) with 16 portfolios, and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 12 portfolios, for a grand total of 43 separate portfolios in the fund complex.

24 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2012

Executive Officers:
The executive officers of the Madison Covered Call & Equity Strategy Fund, as of December 31, 2012, and their principal occupations during the past five years are set forth below:

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank 1 1960	Trustee and President, 2012 – Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010

Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010

Madison Mosaic Funds (12) (mutual funds), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 – Present; Ultra Series Fund (16) (mutual funds), President, 2009 – Present
Madison Mosaic Funds (all but Equity Trust), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Ultra Series Fund (16), 2009 – Present
Jay R. Sekelsky 1959	Vice President, 2012 – Present
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010

Madison, Executive Director and Chief Investment Officer, 2010 – Present

MIA, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

Madison Mosaic Funds (12), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present; Ultra Series Fund (16), Vice President, 2009 – Present
N/A
Paul Lefurgey 1964	Vice President, 2012 – Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 – Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 – 2005

Madison Mosaic Funds (12), Vice President, 2009 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present; Ultra Series Fund (16), Vice President, 2009 – Present
N/A
Greg D. Hoppe 1969	Vice President, 2008 – Present Treasurer, 2012 – Present
MIH and MIA, Vice President, 1999 – Present; Madison, Vice President, 2009 – Present

Madison Mosaic Funds (12), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present; Chief Financial Officer, 2005 – 2009; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 – Present; Ultra Series Fund (16), Treasurer, 2009 – Present
N/A
1	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 25

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2012

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary, 2012 – Present Assistant Treasurer, 2012 – Present
MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present

MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Madison Mosaic Funds (12), Secretary and Assistant Treasurer, 2009 – Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 – Present; Ultra Series Fund (16), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present
N/A
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2012 – Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 – Present; General Counsel and Chief Compliance Officer, 1996 – 2009

MFD, Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 – 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 – Present

Madison Mosaic Funds (12), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 1992 – 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 2005 – 2009

Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, December 2012 – Present; Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2012 – Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 – Present

NorthRoad, General Counsel & Chief Legal Officer, 2011 – Present

Madison Mosaic Funds (12), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present; Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, December 2012 – Present; Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009

Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Partner/Shareholder, Securities Practice Group, 1994-2007
N/A
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

26 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-MarketPurchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 27

BOARD CONSIDERATIONS REGARDING VARIOUS ADVISORY AGREEMENTS	December 31, 2012

Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).Guggenheim Funds Investment Advisors, LLC (“GFIA”), an affiliate of Guggenheim Partners, LLC, a diversified financial services firm, served as the Fund’s investment adviser and provided certain administrative and other services through December 31, 2012 pursuant to an investment advisory agreement between the Fund and GFIA (the “Prior Investment Advisory Agreement”). In addition, under a prior investment management agreement (the “Prior Management Agreement” and together with the Prior Investment Advisory Agreement, the “Prior Advisory Agreements”) by and among the Fund, GFIA and Madison Asset Management, LLC (“Madison”), Madison performed portfolio management and related services for the Fund though December 31, 2012. Madison is a wholly-owned subsidiary of Madison Investment Advisors, Inc.

In connection with its consideration and review of the Fund’s contracts with principal service providers, including advisory agreements, the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) receives significant input from its Nominating and Governance Committee (the “Committee”). The Committee consists solely of each of the Trustees who is not an “interested person,” as defined by the 1940 Act, of the Fund (collectively, the “Independent Trustees”).

On December 29, 2011, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) sent a formal request for information, on their behalf, to both GFIA and Madison so that the Committee and the Board would have appropriate materials to review as part of its deliberations as to whether to renew the Prior Advisory Agreements. As part of this process, the Independent Trustees retained Thomas H. Mack, a leading industry consultant with extensive experience providing analyses of fund performance to fund directors/trustees, to prepare an independent report on the appropriate methodologies for evaluating the Fund’s performance, an assessment of the Fund’s historical performance and other matters related to portfolio management. The Independent Trustees also worked closely with Independent Legal Counsel. GFIA and Madison provided extensive information in response to the initial request and to a supplemental request for additional information, including general information to assist the Committee in assessing the nature and quality of services provided and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability of the Prior Investment Advisory Agreement and the Prior Management Agreement to GFIA and Madison, respectively, and the compliance programs of GFIA and Madison. Each of GFIA and Madison also presented preliminary plans concerning certain strategic proposals relating to the Fund’s management.

Based upon its review, at the meeting of the Board held on April 19, 2012 (the “April Meeting”), the Board, including the Independent Trustees, on the recommendation of the Committee, approved the renewal of the Prior Investment Advisory Agreement and the Prior Management Agreement, subject to agreement by GFIA and Madison to temporarily waive their fees under such agreements by 0.05% each, for an interim period through September 30, 2012, to allow time for additional follow-up activity to occur, including additional consideration of strategic proposals. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the nature, extent and quality of services provided by GFIA and Madison, advisory and management fees, fee waivers, performance, profitability, economies of scale and other benefits to GFIA and Madison. The specific factors considered by the Board in approving these agreements are described in further detail in the Fund’s Semi-Annual Report to Shareholders, dated June 30, 2012.

Following the April Meeting, GFIA and Madison continued to assess the Fund’s investment program in light of their respective performance analysis methodologies, investment philosophies and other products under management. In this connection, GFIA and Madison engaged in extensive discussions regarding strategic proposals intended to streamline the Fund’s management and maximize shareholder value. As a result, GFIA and Madison reached an agreement pursuant to which Madison would acquire GFIA’s management and administrative services business relating to the Fund and, subject to shareholder approval, would become the Fund’s sole investment adviser and assume GFIA’s rights and responsibilities under its Current Investment Advisory Agreement with the Fund (the “Transaction”). In order for the Transaction to close, a new investment advisory agreement between the Fund and Madison (the “New Advisory Agreement”) must have been and was ultimately approved by the Board and by shareholders of the Fund (“Shareholders”). Based upon its review, at the meeting of the Board held on August 21, 2012, the Board, including the Independent Trustees, on the recommendation of the Committee, approved the New Advisory Agreement with Madison; and approved the continuation of the Prior Advisory Agreements in order to provide adequate time to prepare and distribute a Proxy Statement and hold the annual meeting of Shareholders to, among other things, solicit shareholder approval of the New Advisory Agreement. The Fund announced on December 21, 2012, that its shareholders had approved the Fund’s Board of Trustees recommendations to appoint Madison as the sole investment adviser to the Fund, effective the close of business on December 31, 2012.

At a meeting held on August 20, 2012 and reconvened August 21, 2012 (the “August Meeting”), the Committee met independently of Fund management and of the “interested” Trustee to consider whether to recommend: (i) the approval of New Advisory Agreement with Madison, subject to shareholder approval; and (ii) the continuation of the Prior Advisory Agreements in order to provide adequate time to prepare and distribute a Proxy Statement and hold the annual meeting of Shareholders to, among other things, solicit shareholder approval of the New Advisory Agreement. As part of its review process, the Committee was represented by Independent Legal Counsel.

In connection with the August Meeting, Madison provided background materials, analyses and other information, including responses to specific requests by the Independent Trustees. Among other things, the Independent Trustees reviewed information regarding the terms of the Transaction, the capability of Madison to provide the services set forth in

28 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING VARIOUS ADVISORY AGREEMENTS continued	December 31, 2012

the New Advisory Agreement and potential benefits to GFIA, Madison and the Fund from the Transaction. The Independent Trustees also reviewed and considered the extensive information regarding Madison they had previously received in connection with their consideration and recommendation to approve the Prior Management Agreement, as approved by the Board at the April Meeting. In addition, the Independent Trustees met with representatives of Madison and GFIA, who responded to various questions concerning the New Advisory Agreement and the Transaction. The Independent Trustees also consulted with Independent Legal Counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

After the Independent Trustees evaluated and discussed the materials, analyses and information provided to them that the Independent Trustees considered relevant to their deliberations, they agreed that they had been furnished with sufficient information to make an informed business decision with respect to the approval of the proposed New Advisory Agreement and determined to recommend that the Board approve the New Advisory Agreement.

In making its decision to recommend that the Board approve the New Advisory Agreement for the Fund, the Committee considered factors bearing on the nature, extent and quality of the services to be provided to the Fund, and the costs for those services, with a view toward making a business judgment as to whether the New Advisory Agreement is, under all of the circumstances, in the best interests of the Fund and the Shareholders. The factors that the Independent Trustees considered and the conclusions that they, in their business judgment, reached included, principally, the following:

•
Continuation of the Fund’s current portfolio management and strategy: (i) the manner in which the Fund’s assets are managed by Madison would not change as a result of the Transaction; (ii) the key personnel who provided advisory services to the Fund were expected to continue to do so after the Transaction; and (iii) the capabilities of Madison personnel who would provide advisory services to the Fund were not expected to diminish and, in fact, Ray DiBernardo, CFA and Vice President of Madison, was expected to take an increased role in day-today portfolio management and additional research personnel were expected to be added to the portfolio management team to provide more depth.

•
Substantial reduction of expenses and expense ratio and potential market effect: (i) Shareholders would benefit from a reduction in the aggregate advisory/management fee rate payable by the Fund under the New Advisory Agreement; (ii) the impact of the proposed changes in advisory fee rate and the contemporaneous changes in other fee rates and expenses, as well as the willingness of Madison to contractually agree to limit total operating expenses of the Fund for at least two years would, in sum, result in a meaningful reduction of the Fund’s annual expense ratio; and (iii) as a result of the proposed overall fee arrangements for the Fund following the effective date of the Transaction, anticipated as of the close of regular trading on the New York Stock Exchange on December 31, 2012 (the “Effective Date”), the Fund may be more attractive in the market relative to its peers and thus could contribute to a reduction in the discount at which the Fund’s common shares recently have been sold.

•
No material differences between the Prior and New Advisory Agreements: Apart from the party serving as investment adviser thereunder and the fee payable thereunder, there are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Investment Advisory Agreement (other than fees not charged on leveraged assets and the removal of certain administrative services to a separate contract).

•	Nature, extent and quality of services: The assurance from Madison that following the Transaction, there would not be any diminution in the nature, quality and extent of services provided to the Fund.

•	Madison’s financial condition.

•	The reputation, capabilities, experience, organizational structure and financial resources of Madison.

•	Board approval of the New Advisory Agreement is one of the conditions to the closing of the Transaction.

•
Shareholders would not bear any costs in connection with the Transaction, other than the costs associated with the preparation of the Proxy Statement and the solicitation of proxies, which were limited to the amount paid for such items as part of the annual meeting of shareholders in 2011.

•
Madison had agreed to refrain from imposing or seeking to impose, for a period of two years after the closing date of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on the Fund.

In its deliberations, the Committee did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors. Certain factors considered by the Committee are discussed in more detail below.

Nature, Extent and Quality of Services to be Provided by Madison. With respect to the nature, extent and quality of services to be provided by Madison, the Committee considered the qualifications, experience and skills of Madison’s portfolio management team and other key personnel. The Committee also took into account Madison’s experience implementing the strategy of writing covered call options on a portion of the Fund’s equity securities. The Committee considered that: (i) the manner in which the Fund’s assets were managed by Madison would not change as a result of the Transaction; (ii) the key personnel who currently provide advisory services to the Fund were expected to continue to do so after the Transaction; and (iii) the capabilities of Madison personnel who would provide advisory services to the Fund were not expected to diminish and, in fact, Ray DiBernardo, CFA and Vice President of Madison, was expected to take an increased role in day-to-day portfolio management and additional research personnel were expected to be added to the portfolio management team to provide more depth. The Committee also considered Madison’s representations that its compliance policies and procedures,

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 29

BOARD CONSIDERATIONS REGARDING VARIOUS ADVISORY AGREEMENTS continued	December 31, 2012

disaster recovery plans, and information security controls would not change materially following consummation of the Transaction. In addition, the Committee discussed the acceptability of the terms of the New Advisory Agreement. Based on this review, the Committee concluded that Madison had personnel qualified to provide the services to the Fund under the New Advisory Agreement.

Advisory Fees. The Committee considered the fact that the advisory fee rate payable to Madison under the New Advisory Agreement would be lower than the aggregate rate that was paid under the Prior Advisory Agreements, even after taking into account fee waivers. The Committee also considered other amounts to be paid to Madison by the Fund under a new services agreement (the “New Services Agreement”) (proposed to replace the existing administrative services agreement that was in place between the Fund and GFIA and the existing fund accounting agreement that was in place between the Fund and Madison), as well as any indirect benefits (such as soft dollar arrangements) Madison may receive, or is expected to receive, as a result of its relationship with the Fund. The Committee also considered that, as a result of the proposed overall fee arrangements for the Fund following the Effective Date, the Fund may be more attractive in the market relative to its peers and thus could contribute to a reduction in the discount at which the Fund’s common shares recently had been sold. Based on its review of the proposed advisory fee structure under the New Advisory Agreement, as well as other information considered as part of the annual contract review, the Committee determined that the proposed advisory fee rate supported approval of the New Advisory Agreement.

Performance. The Committee considered the findings of the independent consultant retained by the Independent Trustees in early 2012 to review Madison’s performance as investment manager of the Fund and its own assessment of Madison’s performance in connection with the contemporaneous consideration of the continuation of the Prior Management Agreement and its evaluation of investment performance for purposes of the Board’s action at the April Meeting. In this connection, the Committee considered Madison’s efforts in pursuing the Fund’s primary objective of providing a high level of current income and current gains and secondary objective of long-term capital appreciation. The Committee reviewed the performance of the Fund and the average of the peer group of funds for the one-month, three-month, six-month, one-year, three-year, five-year and since-inception periods ended June 30, 2012. The Committee found performance results to be mixed, noting that the Fund underperformed relative to the returns of the CBOE BuyWrite Index (the “BXM”) for periods other than the six-month and three-year periods. The Committee also took into account that the Fund’s performance fell in the middle of the larger covered call closed-end fund universe.

Profitability. The Committee also considered Madison’s financial condition and the profitability of Madison from its current management services and the anticipated increased profitability that would result from Madison becoming the sole investment adviser to the Fund. In reviewing this information, the Committee recognized the subjective nature of determining profitability which may be affected by numerous factors, including allocation of expenses. Nevertheless, the Committee concluded that Madison’s anticipated level of profitability was not unreasonable.

Economies of Scale. The Committee considered any potential economies of scale that may result from the Transaction. In this regard, the Committee noted that economies of scale are difficult to measure and predict with any precision. The Committee further noted that Madison represented that it was not aware of any economies of scale that would result from the Transaction. Due to the Fund’s closed-end structure, the Committee did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Other Benefits. The Committee noted its prior determination that the advisory fee rate set forth in the New Advisory Agreement was reasonable, taking into consideration other benefits to Madison (including the receipt by Madison of services fees under the New Services Agreement). The Committee also considered other benefits to Madison expected to be derived from its relationship with the Fund as a result of the Transaction (such as soft dollar arrangements), and noted that no material additional benefits were reported by Madison.

After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Committee determined that it would have a reasonable basis to determine whether the investment advisory fees proposed under the New Advisory Agreement were fair and reasonable in light of the extent and quality of services to be provided and, thus, to act on whether to approve the New Advisory Agreement. The Committee then concluded that the proposed fees to be paid under the New Advisory Agreement were fair and reasonable in light of the extent and quality of the services to be provided. Accordingly, the Committee unanimously determined to recommend that the Board approve the New Advisory Agreement. In light of the foregoing determination regarding the New Advisory Agreement, the Committee also determined to recommend that the Board approve the continuation of the Prior Advisory Agreements for a period from October 1, 2012 until the earlier of the Effective Date or April 30, 2013, in order to provide adequate time to prepare and distribute a Proxy Statement and hold the annual meeting of Shareholders to, among other things, solicit shareholder approval of the New Advisory Agreement. Each of the Committee’s recommendations, with respect to the New Advisory Agreement and the Prior Advisory Agreements, was subject to obtaining Madison’s and GFIA’s agreement to continue the temporary waiver of five basis points, to run concurrent with the terms of the Prior Advisory Agreements.

30 | MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT

FUND INFORMATION	December 31, 2012

Information below is as of December 31, 2012

Board of Trustees Philip E. Blake James Imhoff, Jr. Lorence Wheeler
Executive Officers
Katherine L. Frank
President and Trustee

Jay R. Sekelsky
Vice President

Paul Lefurgey
Vice President

Greg D. Hoppe
Treasurer

Holly S. Baggot
Secretary and Assistant
Treasurer

W. Richard Mason
Chief Compliance Officer

Pamela M. Krill
General Counsel,
Chief Legal Officer and
Assistant Secretary
	Investment Adviser Madison Asset Management, LLC Madison, WI Custodian State Street Bank Kansas City, MO	Independent Registered Public Accounting Firm Ernst & Young LLP* Chicago, IL
*
Ernst & Young LLP audited the Fund’s 2012 financial statements; however, beginning January 1, 2013, Deloitte
& Touche LLP has been appointed as the Fund’s independent registered public accounting Firm.

Privacy Principles of Madison Covered Call & Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Madison Asset Management, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison Covered Call & Equity Strategy Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov or www.madisonfunds.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.madisonfunds.com. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

MCN | MADISON COVERED CALL & EQUITY STRATEGY FUND ANNUAL REPORT | 31

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the registrant’s fiscal year ended December 31, 2012, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)       (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), James R. Imhoff, Jr.. Mr. Imhoff is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Imhoff qualifies as an audit committee financial expert by virtue of his experience obtained as Chief Executive Officer of First Weber Group (real estate brokerage firm) since 1996.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,200 and $39,000 for the fiscal years ended December 31, 2012, and December 31, 2011, respectively.

b).  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended December 31, 2012, and December 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

c). Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,250 and $5,000 for the fiscal years ended December 31, 2012, and December 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

d).  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended December 31, 2012, and December 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) For the period covered by this report, the Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.           Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

             Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.          Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $4,250 and $5,000 for the fiscal years ended December 31, 2012, and December 31, 2011, respectively.

(h) Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Fund’s governance and management changed at December 31, 2012, as approved by shareholders.  As of January 1, 2013, the Audit Committee members were Philip E. Blake, James R. Imhoff, and Lorence D. Wheeler, and the Fund adopted a revised Code of Ethics attached as Exhibit (a)(1.2).

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the “Investment Manager”).  The Investment Manager’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Frank E. Burgess, Chairman of the Board and founder of the Investment Manager and Madison Investment Holdings, Inc., and Ray DiBernardo, Portfolio Manager and Vice President of the Investment Manager and Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The Investment Manager is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3 (including the Trust)	$326 million (including the Trust)	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3 (including the Trust)	$326 million (including the Trust)	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material conflicts of interest that may arise in connection with the Investment Manager's management of the registrant's investments and the investments of the other accounts: The Investment Manager’s compliance program includes procedures to monitor trades by the registrant and other funds managed by the Investment Manager. In addition, potential conflicts of interest may arise because the Investment Adviser engages in portfolio management activities for clients other than the funds.  However, the Investment Manager has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

(a) (3) Compensation.

The Investment Manager believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  Investment professionals also participate in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.  The Investment Manager believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Investment professionals are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Investment Manager, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2012, the portfolio managers beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Covered Call & Equity Strategy Fund	$100,001 - $500,000
Ray DiBernardo	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)     Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)     Not Applicable.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)          Madison Asset Management, LLC Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison Covered Call & Equity Strategy Fund

By:             /s/ Katherine L. Frank

Name:         Katherine L. Frank

Title:           Principal Executive Officer

Date:           February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Katherine L. Frank

Name:         Katherine L. Frank

Title:           Principal Executive Officer

Date:           February 28, 2013

By:             /s/ Greg D. Hoppe

Name:         Greg D. Hoppe

Title:           Principal Financial Officer

Date:           February 28, 2013